Exhibit 99.2

Fourth Quarter 2025 Earnings Presentation March 12, 2026 TM

Disclaimer 2 Forward-Looking Statements This presentation, and other statements that GPGI, Inc. (“GPGI,” “we,” “us” or the “Company”) may make in connection therewith, contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although GPGI believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, GPGI cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning GPGI’s possible or assumed future actions, business strategies, events, results of operations, demand, the implementation of the Resolute Operating System, and guidance for 2026, are forward-looking statements. In some instances, these statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect GPGI’s future results and could cause those results or other outcomes to differ materially from those expressed or implied in GPGI’s forward-looking statements: the ability of GPGI to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees; the possibility that GPGI may be adversely impacted by other global economic, business, competitive and/or other factors, including tariffs; the outcome of any legal proceedings that may be instituted against GPGI or others; future exchange and interest rates; changes in our accounting and/or financial presentation; and other risks and uncertainties, including those under “Risk Factors” in filings that have been made or will be made with the Securities and Exchange Commission. GPGI undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. GPGI believes EBITDA, Adjusted EBITDA, Pro Forma Adjusted EBITDA, Adjusted Net Income, Adjusted EPS, Consolidated Net Sales, Consolidated Gross Profit, Consolidated Gross Margin, and related measures are useful to investors in evaluating GPGI’s financial performance. Specifically, we believe EBITDA, Adjusted EBITDA, and Pro Forma Adjusted EBITDA provide valuable insight into operational efficiency independent of capital structure and tax environment; Adjusted Net Income and Adjusted EPS offer investors a clearer view of ongoing profitability by excluding non-recurring and non-operational items and Consolidated Net Sales, Consolidated Gross Profit, Consolidated Gross Margin, and related measures provide greater comparability with GPGI’s historical results, following the change in accounting presentation required as a result of the spin-off of Resolute Holdings Management, Inc (the “Spin-Off”). Due to the Spin-Off of and the resulting shift to equity method accounting under GAAP beginning February 28, 2025, GPGI is presenting a broader set of non-GAAP measures, including an Adjusted Statement of Operations (Unaudited), and an Adjusted Balance Sheet (Unaudited), each on a consolidated basis, to provide investors with financial information that we believe allows for greater comparability with our historical financial reporting and better represents the underlying performance of the business across reporting periods. GPGI uses these non-GAAP measures internally to establish forecasts, budgets and operational goals to manage and monitor its business, as well as evaluate its underlying historical performance and/or measure incentive compensation. We believe that these non-GAAP financial measures depict the true performance of the business by encompassing only relevant and controllable events, enabling GPGI to evaluate and plan more effectively for the future. Due to the forward-looking nature of the financial guidance included herein, the amounts included or excluded from the non-GAAP financial measures, including with respect to depreciation, amortization, interest, and taxes that would be required to reconcile the non-GAAP financial measures to GAAP measures are inherently uncertain or difficult to predict, so it is not feasible to provide accurate forecasted non-GAAP reconciliations without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included, and no reconciliation of the forward-looking non-GAAP financial measures is included. Additionally, GPGI’s debt agreements contain covenants based on variations of these measures for purposes of determining debt covenant compliance. GPGI believes that investors should have access to the same set of tools that its management uses in analyzing operating results. These non-GAAP measures should not be considered as measures of financial performance under U.S. GAAP, and the items included or excluded are significant components in understanding and assessing GPGI’s financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flows from operating activities as a measure of GPGI’s liquidity. These non-GAAP measures may be different from similarly titled non-GAAP measures used by other companies. Please refer to the tables below for the reconciliation of GAAP measures to these non-GAAP measures. Industry and Market Information Statements in this presentation concerning the industries and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. GPGI CompoSecure Husky Guidance

GPGI Platform Overview

4 GPGI IS A DIVERSIFIED, MULTI-INDUSTRY PLATFORM FOR COMPANIES THAT HOLD “GREAT POSITIONS IN GOOD INDUSTRIES.” THE PLATFORM IS PURPOSE-BUILT TO ACQUIRE, OWN, AND SCALE HIGH-QUALITY BUSINESSES LED BY GREAT OPERATORS, BENEFITING FROM A PERMANENT CAPITAL BASE AND THE SYSTEMATIC DEPLOYMENT OF THE RESOLUTE OPERATING SYSTEM. THIS STRUCTURE IS DESIGNED TO DRIVE LONG-TERM COMPOUNDING FOR OUR INVESTORS. GPGI CompoSecure Husky Guidance

GPGI | CompoSecure | Husky | Guidance

Introducing GPGI

Great Positions in Good Industries

Platform Overview

- GPGI, Inc. (NYSE: GPGI), formerly known as CompoSecure, Inc., is a diversified, multi-industry operating platform
- Designed to acquire and grow best-in-class businesses with superior operating practices and long-term ownership mindset enabled by permanent capital base
- Currently consists of CompoSecure and Husky – two market leaders with best-in-class financials and durable growth profiles

Executive Team



Dave Cote
Executive Chairman
GPGI & Resolute Holdings



Tom Knott
CEO
Resolute Holdings



Kurt Schoen
CFO
Resolute Holdings



Graham Robinson
CEO
CompoSecure



Mary Holt
CFO
CompoSecure



Robert Domodossola
CEO
Husky



John Linker
CFO
Husky

GPGI's Long-Term Growth Framework

M-HSD
annual organic growth

100bps+
annual margin expansion

DD+
annual EBITDA growth

90-100%
free cash flow conversion[1]

Aim to grow earnings and cash flow faster than the market to deliver superior returns through-the-cycle

Note: GPGI's long-term growth algorithm represents targeted goals.
1. Free cash flow conversion defined as adjusted free cash flow divided by adjusted net income.

5

GPGI | CompoSecure | Husky | Guidance

Model Structure

How the Platform Works


Resolute Holdings
(NYSE: RHLD)
Resolute Operating System, M&A, and Capital Allocation
GPGI
(NYSE: GPGI)
Business Unit
CompoSecure
Business Unit
HUSKY
Quarterly Management Fee[1]

Resolute Holdings	GPGI
Board of superior operators	Limited corporate overhead
Drive business growth	Board of superior operators
Minimal corporate overhead	Great place for great operators

A superior model for driving value with acquisitions and organic growth

1. *Quarterly Management Fee as defined in each of the Management Agreements with GPGI Holdings (the "CompoSecure Management Agreement") and Husky Holdings LLC (the "Husky Management Agreement") is equivalent to 2.5% of GPGI's Non-GAAP reported Adjusted EBITDA before management fees less stock-based compensation, under the respective agreements. Since Husky Holdings is a wholly owned subsidiary of GPGI Holdings, the management fee for each of the CompoSecure Management Agreement and Husky Management Agreement is calculated without duplication.*

6

GPGI | CompoSecure | Husky | Guidance

GPGI

Value Creation Process

Disciplined Investing and Operating Excellence Drives Superior Performance

- Develop high-performance culture
- Implement Resolute Operating System
- Disciplined investing based on six criteria
- Structural advantage: lots of opportunity to acquire further

Leadership's Track Record of Outperformance


2.5x
797%
321%
S&P 500
HON [1]
20.4x
2,398%
117%
S&P 500
VRT [2]
2.1x
113%
53%
S&P 500
MIR [3]
12.6x
397%
31%
S&P 500
GPGI [4]

Permanent Capital Married with Superior Operating Capabilities

Proven leadership team with skin-in-the-game to outperform on earnings and cash flow

Source: FactSet, market data as of March 5, 2026.

1. *Total share price appreciation for the period from January 1, 2003 to April 18, 2018. Dave Cote served as CEO and Executive Chairman of Honeywell.*
2. *Total share price appreciation for the period from December 10, 2019 to March 5, 2026. Vertiv share price adjusted to $10.00 per share pre-announcement. Dave Cote (Executive Chairman) and Tom Knott led the combination of Vertiv and GS Acquisition Holdings, where Tom Knott was CEO.*
3. *Total share price appreciation for the period from October 15, 2021 (last day of MIR trading at $10.00 prior to transaction close) to March 5, 2026. Tom Knott led the combination of Mirion and GS Acquisition Holdings Corp II, where he was CEO.*
4. *Total share price appreciation from the date of Resolute investment in CompoSecure, Inc. on August 7, 2024 to March 5, 2026, adjusted for the spin of Resolute Holdings Management, Inc. (NYSE: RHLD).*

7

High-Performance Culture 8 Setting the Foundation at GPGI Set expectations based upon opportunity, not versus last year ▪ Focus on the customer ▪ Do not focus on constraints, focus on what is possible. Eliminate incrementalism ▪ Reward results, not effort Make strategy a daily activity, not an annual activity ▪ Develop strategy to meet expectations with CEO and team ▪ Monthly Growth Days with CEO and team ▪ Show progress on agreed strategic initiatives ▪ Strong give-and-take to make right decisions Make people and organization a daily activity ▪ Annual appraisals for everyone, organization reviews ▪ Implement differentiated pay for performance, standard distribution ̶ 58% of people in the 90-110% distribution range ▪ Always evaluating performance of individuals Candid, very direct communications ▪ E.g., “your processes suck” ▪ Town halls and skip levels ▪ People can handle the truth; it is leaders who cannot handle the truth Altitude comes from Attitude plus Aptitude – performance culture applied to GPGI GPGI CompoSecure Husky Guidance

Resolute Operating System (ROS) 9 How We Operate Our Businesses Total business looks to reduce costs to support sales growth All companies’ processes are inefficient and ineffective (“they suck”) Cultural change is important, it’s not just knowing Japanese terms Growth, costs, and cash ✓ Focus on the customer ✓ Support go-to-market (sales coverage, marketing, and support recurring revenue) ✓ Commercial excellence (reduce lead times, improve delivery quality, etc.) ✓ Innovation in products and services Grow Sales Control Costs ✓ Implement variable and fixed costs reporting ✓ Reduce variable costs ❑ Implement ROS in factories ❑ Sourcing focus – high leverage function ❑ Indirect costs ✓ Fixed costs flat (or much slower than sales growth) ❑ Strategic plan for process improvement to offset growth and wage inflation ❑ Indirect costs ❑ Grow R&D ✓ Higher income ✓ Working capital (a function of how good your processes are) Generate Cash Overview GPGI CompoSecure Husky Guidance Generates margin dollars to re-invest and return to investors

GPGI | CompoSecure | Husky | Guidance

GPGI

How it Works – Implementation Arc of ROS

ROS is the Cultural Cornerstone of Every GPGI Business

Financial Performance

Seed Planting Begins for Foundation of Excellence

HUSKY®

- Cultural change begins
- Post-close integration playbook
- Monthly Growth Day cadence
- Detailed functional reviews across go-to-market, finance, operations, procurement, and human resources

Cultural Transformation Begins to Take Hold

CompoSecure

- Cultural change begins to take hold
- Ramp strategic investments to catalyze growth and innovation
- Implementation of lean principles across the enterprise
- Set the tone at the top with executive participation in daily tier meetings and regular appraisals

Continued Improvement Drives Compounding

- Cultural change ingrained throughout the organization
- Recurring Kaizen events and value stream mapping to identify opportunities to improve execution
- Empowering employees to drive day-by-day continuous improvement
- "Flywheel" begins to work → compounding is the goal

Time Since Joining GPGI

Resolute Operating System takes time to deliver excellence and is tailored for each unique business

10

GPGI | CompoSecure | Husky | Guidance

CompoSecure Case Study

Catalyzing Growth, Controlling Costs, and Strategically Reinvesting in the Business

Resolute Operating System Driving Phased Inflection in Financial Performance

Revenue ($mn)


Pre-GPGI
$104
$109
$107
$101
$104
$120
$121
$118
1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25
Culture & Investments →
Ongoing ROS Implementation →

Adjusted EBITDA[1,2] ($mn)


Pre-GPGI
$35
$37
$37
$30
$34
$46
$48
$43
1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25
Culture & Investments →
Ongoing ROS Implementation →

Adjusted EBITDA Margins[1,2]


Pre-GPGI
33%
34%
34%
30%
32%
39%
39%
36%
1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25
Culture & Investments →
Ongoing ROS Implementation →

Catalyzing Growth

- Reinvigorating go-to-market with systematic sales process training
- Expanding salesforce to penetrate international market demand
- Deploying sales enablement tools to bring enhanced visibility to backlog and pipeline

Controlling Costs

- Commercial excellence
- Improving manufacturing yields
- Multi-vendor procurement and inventory management
- Fixed cost productivity and reduction of indirect costs

Strategically Reinvesting

- Funding necessary investments by reallocating a portion of savings from margin expansion
- Investment in engineering and manufacturing capabilities
- Investment in R&D for new product development

Period of "seed planting" required to transform culture and make investments for sustained performance

Source: Public filings.
Note: For a reconciliation of Non-GAAP measures to the most directly comparable measures prepared in accordance with GAAP, please reference the Appendix.
1. *Periods preceding the CompoSecure Management Agreement reflect pro forma impact of management fee to maintain like-for-like comparison.*
2. *Pre-Husky transaction closing, which includes GPGI, Inc. corporate parent overhead that will be broken out separately in FY26 (reference page 43 for additional detail).*

11

GPGI | CompoSecure | Husky | Guidance

GPGI

Investment Strategy

Platform Designed to Operate Durable Businesses and Acquire Opportunistically

ATTRACTIVE BASE — enables — **DISCIPLINED APPROACH TO ACQUISITIONS**

Operate Existing Core

CompoSecure + HUSKY

Primary focus is to grow earnings and cash flows faster than the market

M-HSD
annual organic revenue growth

DD+
annual organic EBITDA growth

100bps+
annual margin expansion

90-100%
free cash flow conversion[1]

Bolt-on M&A possible

Acquire Only When it Makes Sense

- ✓ **Acquisitions always evaluated against six investment criteria**
- ✓ **Structural advantage underpins ability to acquire accretively at fair prices**
- ✓ **Great alternative for private equity businesses vs. IPO**

IPO	Sell to GPGI
× Sell 10-20% ownership	✓ Sell 70-100% ownership
× Overleveraged public company with substantial overhang	✓ Target leverage <3.5x ✓ Minimal overhang ✓ Operating capabilities to drive shares

- ✓ **Great platform for superior operators**

Source: Resolute analysis.
Note: GPGI's long-term growth algorithm represents targeted goals.
1. *Free cash flow conversion defined as adjusted free cash flow divided by adjusted net income.*

12

How We Invest 13 Six Criteria – What We Look For in Acquisitions Proven playbook – Honeywell (100 acquisitions and 70 divestitures), Vertiv, and in the acquisitions of CompoSecure and Husky Technologies Good Industry Growing, profitable, can differentiate, recurring a plus Increase R&D for innovation funded with operational efficiency Differentiate with Technology Great Position Great market position or possible to get there Acquisitions possible Inorganic Growth Available Organic Growth Invigorate go-to-market and innovation Increase variable margin, grow sales faster than fixed costs Margin Expansion GPGI CompoSecure Husky Guidance

CompoSecure Business Update

15 COMPOSECURE IS THE LEADING GLOBAL PRODUCER OF PREMIUM METAL PAYMENT CARDS AND SECURE AUTHENTICATION SOLUTIONS. THE COMPANY PRODUCES 32MN+ CARDS PER YEAR FOR CUSTOMERS THAT INCLUDE THE LARGEST AND MOST PRESTIGIOUS CARD ISSUING BANKS ALONG WITH LEADING FINTECHS AND NEOBANKS. THE COMPANY’S AUTHENTICATION PLATFORM, ARCULUS, REPRESENTS REAL OPTION VALUE. GPGI CompoSecure Husky Guidance

GPGI | CompoSecure | Husky | Guidance

GPGI

4Q25 and FY25 Summary

Delivering Strong Organic Growth and Continued Operating Performance

Appointed Graham Robinson as President and Chief Executive Officer of the CompoSecure business unit, adding a 30-year proven veteran to drive the next phase of CompoSecure's growth strategy.

Non-GAAP Net Sales of $117.7 million up 16.7% vs. 4Q24, and up 9.9% to $462.1 million in FY25 vs. FY24, driven by robust domestic demand from traditional banks and leading fintechs.

Pro Forma Adjusted EBITDA of $43.0 million up 41.4% vs. 4Q24, and up 23.5% to $170.7 million in FY25 vs. FY24[1,2], due to organic revenue growth and continued operational efficiencies from ROS implementation.

Numerous high-profile card program wins include Wells Fargo Autograph, Bilt's re-launch of a three-tiered portfolio, Uphold, Rakuten, Citi's American Airlines Centennial, and BNI's debit card.

Continued sales momentum and strong profitability in the fourth quarter and fiscal year 2025

Note: For a reconciliation of Non-GAAP measures to the most directly comparable measures prepared in accordance with GAAP, please reference the Appendix.

1. *Pro Forma Adjusted EBITDA includes the Management Fee that would have been paid had the CompoSecure Management Agreement been in effect from January 1, 2024.*
2. *Pre-Husky transaction closing, which includes GPGI, Inc. corporate parent overhead that will be broken out separately in FY26 (reference page 43 for additional detail).*

16

GPGI | CompoSecure | Husky | Guidance

GPGI

Great Position – CompoSecure is the Industry Standard

Leading Manufacturer of Metal Payment Cards Globally

Leading Competitive Position

- Consistent focus on R&D and innovation – have 1,044 utility and design patents granted or pending[1]
- Card program and prototype design capabilities make CompoSecure a trusted partner for customers seeking expertise to launch signature cards
- Consistently expanding customer base with disruptive fintechs like Robinhood, Coinbase, and Chime

Breadth of Blue-Chip Customers & Programs

200+

active metal payment card programs[2]

9 / 10

top U.S. card issuers engaged as customers[2]

Select CompoSecure Card Programs


AMERICAN EXPRESS
SKYMILES
prime
VENTURE
BILT
GEMINI

Pure-play focus on premium metal cards differentiated from competitors prioritizing low-value plastic cards

1. Represents all active utility and design patents and applications (granted or pending) in all countries for both CompoSecure and Arculus.
2. As of February 2026.

17

GPGI | CompoSecure | Husky | Guidance

GPGI

Great Position – CompoSecure Value Map

Delivering an Unparalleled Value Proposition to Customers

Understanding Customer Needs	+	Customer-Centric Card Innovation	+	Advanced Card Manufacturing	+	Seamless Transaction Security	= Customer Value Proposition
Evaluate existing programs for opportunities		Design centers in New Jersey and London		No off-the-shelf machines, requires custom modifications		Arculus Authenticate: *hardware passkey*	
Knowledge of successful and failed program launches		Significant in-house graphics expertise		8 layers of metal, adhesive, plastic, and antenna then add chip, print, & engrave[1]		Arculus Secure Payment: *payment authentication*	
Strategic importance of brand image		Breadth of metals from stainless steel to gold		Patented processes and capabilities		Arculus Cold Storage: *digital asset wallet*	
		Variety of finishes and tactile elements					

It is not just making a metal card → **CompoSecure delivers superior customer value add**

1. Representative of select card types.

18

GPGI | CompoSecure | Husky | Guidance

GPGI

Good Industry – Operating in a Secularly Growing Market

Significant Penetration Opportunity for Metal Payment Cards

Robust Metal Card Growth Across All Regions

(Market value of global metal card market in millions of dollars)



556
633
702
781
869
967
MEA
LATAM
Europe
APAC
North America
2024
2025F
2026F
2027F
2028F
2029F
CAGR
('24-'29)
~11-12%[1]
19%
12%
8%
19%
10%

Key Drivers Underlying Growth Forecast

- **Metal cards are still <1% of all cards shipped and in circulation**
- Low cost, high criticality, and high ROI for card issuers
  - 0.5% of issuer program spend, 5% uplift in customer spending, and 10% increase in customer demand
- Share gain of metal vs. plastic cards for new programs
  - Prestige matters: 83% of consumers want a metal card, and more than 50% would pay extra for one
- "Premiumization" via uptiering of card programs to metal
- Consumers adding more credit cards per capita
- Expansion of premium metal cards to the mass affluent
- International expansion given rising urbanization

Strong value proposition of metal cards driving continued share gain versus plastic

Source: Commercial market study, International Card Manufacturers Association (ICMA).

1. Reflects consolidated forecasted growth rate inclusive of all regions.

19

GPGI | CompoSecure | Husky | Guidance

GPGI

Good Industry – Operating in a Secularly Growing Market

Metal Card Demand Accelerating Within Expanding Base of Total Cards in Circulation

Metal Card Market Growth Algorithm

Payment Card Adoption	*Only ~30% global adoption; increasing cards per capita*
+	
New Metal Card Programs & Issuers	*Penetrate international markets; fintech and neobank growth*
+	
Growth in Existing Metal Card Programs	*Low cost, high ROI for issuers – acquisition, spend, and retention*
+	
Higher ASP from Mix (Uptiering)	*Issuers upgrading existing cards with higher quality metal*
=	

11-12% Annual Organic Growth

Visa / Mastercard Credit Cards in Circulation

(Number of credit cards in circulation by respective networks in millions of cards)


7.9% CAGR & ~1.5bn Incremental Cards
4,146
4,424
4,816
5,255
5,612
3,083
3,259
3,549
3,876
4,223
1,063
1,165
1,267
1,379
1,389
Q3 '21
Q3 '22
Q3 '23
Q3 '24
Q3 '25
Domestic
International

Durable metal demand given customer preferences and recurring issuance from in circulation base

Source: Commercial market study; Public filings.

20

GPGI | CompoSecure | Husky | Guidance

GPGI

Differentiating with Technology – Arculus

Hardware-Bound Multifactor Authentication Features Differentiated Security and Simplicity

One Chip Compatible Across Breadth of Uses

- ✓ Authenticates new connected devices
- ✓ Authenticates logins without passwords
- ✓ Instantly validates secure access to financial accounts
- ✓ Step-up authentication for high-risk transactions
- ✓ Generates, stores, and secures private keys for crypto
- ✓ Send, receive, and store digital assets in cold wallet

The Arculus Advantage

Multifunctional

Consolidates features often distributed across multiple devices

Security

Highest levels of security without compromising ease of use

Fraud Cost Savings

Fraud reduction creates real savings for issuers and consumers

Versatility

Extends beyond cards to serve diverse end markets

Arculus enhances security and ease-of-use compared to incumbent authentication methods

21

GPGI | CompoSecure | Husky | Guidance

GPGI

Organic Growth – Recurring Revenue Underpins Growth

Card Replacement Cycles Provide Revenue Visibility and Establish Foundation for Durable Growth

~75% Recurring Revenue[1]


Net New Accounts, 10%
Portfolio Churn, 15%
Lost or Stolen, 15%
Reissuance / Expiration, 60%

Lost / Stolen Cards

Cards issued after being reported as lost, stolen, or replaced due to fraudulent activity on active account

Expired Cards

Card replacement at time of expiration (typically in 3-to-5-year intervals from issuance date)

Reissued Cards

Card replacement when damaged or issuer does a program refresh that changes design of the card for existing holders

High replacement of issued cards creates significant recurring revenue stream

~6mn

total cards shipped by CompoSecure in 2025 for new program launches[2]

+

~26mn

total cards shipped by CompoSecure in 2025 for legacy vintage programs[3]

=

32mn+

total cards shipped by CompoSecure in 2025 for all active programs

→

~75-85%

estimated recurring, replacement card volume

Continued scaling of metal cards in circulation supports highly recurring and durable growth

Source: Commercial market study.

1. *CompoSecure management estimates for metal card replacement card market dynamics.*
2. *New program launches defined as card programs launched in 2024 or 2025 where cards shipped are primarily for new customers versus replacement volumes.*
3. *Legacy vintage programs represent mature card programs where the issuer primarily requests cards for expiration, reissuance, lost, or stolen volumes.*

22

GPGI | CompoSecure | Husky | Guidance

GPGI

Organic Growth – Invigorating Go-to-Market and Innovation

Advanced Engineering and Design Expertise Critical to Securing High-Profile Customer Wins

Relentless Innovation


0.3mm treated stainless steel
NFC-enabled Secure Element
Antenna inlay
PVC inlay
Polymer protective layer

Recent Program Wins


WELLS FARGO
Premier
AUTOGRAPH
VISA
Infinite
uphold
DEBIT
VISA
BILT
THEO MASON
mastercard
BNI PRIVATE
world elite debit
mastercard
Rakuten
Rakuten
7997
citi
American Airlines
citi
AAdvantage
Executive
mastercard

Latest program wins demonstrate CompoSecure's customer-centric innovation and market leadership

Note: Card graphic represents a veneer lite product; metal card types vary in thickness.

23

Financial Highlights – 4Q25 and FY25 24 Significant Year-over-Year Progress Against All Key Metrics Helped by ROS GPGI CompoSecure Husky Guidance Strong sales and gross margin expansion from ROS-enabled operating efficiency gains Net Sales ($mn) Gross Margin PF Adjusted EBITDA ($mn)1,2 PF Adjusted EBITDA Margin1,2 4Q 2025 FY 2025 $30.4 $43.0 4Q24 4Q25 ▲ 41.4% ▲ 16.7% $100.9 $117.7 4Q24 4Q25 ▲ 359bps ▲ 640bps 30.1% 36.5% 4Q24 4Q25 52.1% 55.7% 4Q24 4Q25 ▲ 23.5% ▲ 9.9% ▲ 419bps ▲ 408bps $420.6 $462.1 FY24 FY25 52.1% 56.3% FY24 FY25 $138.2 $170.7 FY24 FY25 32.9% 36.9% FY24 FY25 Note: For a reconciliation of Non-GAAP measures to the most directly comparable measures prepared in accordance with GAAP, please reference the Appendix. 1. Pro Forma Adjusted EBITDA includes the Management Fee that would have been paid had the CompoSecure Management Agreement been in effect from January 1, 2024. 2. Pre-Husky transaction closing, which includes GPGI, Inc. corporate parent overhead that will be broken out separately in FY26 (reference page 43 for additional detail).

Husky Business Update

GPGI CompoSecure Husky Guidance

GPGI

HUSKY IS THE GLOBAL LEADER IN THE MANUFACTURING OF HIGHLY-ENGINEERED INJECTION MOLDING EQUIPMENT AND AFTERMARKET TOOLING AND SERVICES. THE COMPANY HAS ~13,500 INSTALLED SYSTEMS, REPRESENTING SIGNIFICANT GLOBAL MARKET SHARE AND ~65% RECURRING REVENUE FROM AFTERMARKET PARTS AND SERVICES FOR THE INSTALLED BASE.

26

GPGI | CompoSecure | Husky | Guidance

GPGI

Great Position – Husky is the Industry Standard

Mission Critical Products and Proven Track Record Create Durable Competitive Edge

Leading Competitive Position

- **~13,500** systems in growing, global installed base (including **~6,400** PET systems)
- **#1** in PET systems and **#1** in aftermarket parts, tooling, and services globally
- **~4-5x** next largest global competitor in two-stage PET systems
- Lowest total cost of ownership driven by production, speed, uptime, and reliability
- **~3,500+** global customers and **85%+** sales retention over the last three years

Integrated Offering for PET Beverage Injection Molding

SYSTEMS



Converts virgin or non-virgin resin flakes and pellets into preforms via a melt, inject, pack, and cool cycle

CONTROLLERS



Monitors and manages the temperature of resin in the hot runners

HOT RUNNERS



Directs material flow to mold cavities to ensure even distribution of molten resin

MOLDS



Houses the molten resin and cools it down to give the final preform shape

SPARE PARTS



Includes replacement parts and maintenance service

REMOTE MONITORING



Advantage+Elite service contract provides remote monitoring to proactively improve performance and uptime

~35% of Rev (Systems) | **Aftermarket & Services: ~65% of Revenue** (Controllers through Remote Monitoring)

Source: Commercial market study.

27

GPGI | CompoSecure | Husky | Guidance

GPGI

Great Position – Husky Value Map

Delivering an End-to-End Solution to Customers



Thought Partner to Customers	+	Customer-Centric System Innovation	+	Advanced Manufacturing	+	Proactive Remote Monitoring	=
Curating packaging design from ideation to tolerances		High performance throughput with 500mn+ preforms / year		7 global facilities across North America, Europe, and Asia		Advantage+Elite increases overall equipment performance, driving improved business outcomes	Customer Value Proposition
Evaluating material substitution from legacy substrates to PET		System refreshes every 18-24 months to enhance efficiency		Investing in low-cost manufacturing capabilities		Anticipate repairs and part replacement for connected machines	
Optimizing factory layout for optimal throughput		100% recycled PET capability for sustainable molding		Ability to meet highly stringent customer tolerances		Global, 24/7 remote monitoring and support in local languages – certified technicians in local markets	

It is not just making plastic preforms → **Husky delivers end-to-end customer support through the lifecycle of a system**

28

GPGI | CompoSecure | Husky | Guidance

GPGI
GREAT POSITIONS | GOOD INDUSTRIES

Good Industry – Operating in a Secularly Growing Market

PET Beverage Demand is Resilient and Consistently Growing

Long-Term Historical Demand is Durable and Steadily Growing

- PET Beverage demand is **acyclical and growing** driven by strong consumption and PET beverage packaging taking share
  - Non-alcoholic beverage consumption growing, especially bottled water **expected to grow ~5% annually**
  - PET beverage packaging growth **due to PET's economic and environmental advantages** over metal and glass
  - Long-term growth and share helped by **regulatory push towards PET recycling** and use of recycled PET (rPET)
- Husky manufactures injection molding equipment that makes PET beverage preforms for bottled water, soft drinks and juices. As a result, **Husky's market growth is tied to bottled beverage demand using PET substrates**

Global Packaging Materials Used for Non-Alcoholic Beverages *(volume in bns of unit cases)*


PET Share
52% 54% 55% 57% 57% 57% 58% 59% 60% 60% 62% 63% 63% 63% 64% 65% 65% 65% 65% 65% 65% 66% 66%
Growth through GFC
Resilience through pandemic
448 486 508 537 566 579 599 644 664 690 717 744 761 778 800 820 813 843 871 892 919 947 977
213 224 228 231 243 247 250 261 264 273 276 276 284 284 286 290 288 296 305 310 318 326 336
235 262 279 306 323 332 349 383 400 417 442 468 477 494 514 529 525 547 566 582 601 621 642
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025E 2026F
PET
All Other Substrates

Source: Commercial market study.

29

$7.8 $10.1 $10.2 $16.1 $27.9 $34.4 $41.4 2019A 2020A 2021A 2022A 2023A 2024A 2025A Differentiating with Technology – Advantage+Elite 30 Best-in-Class Remote Monitoring Capabilities are a Highly Differentiated Competitive Advantage Advantage+Elite delivers higher uptime for customers and recurring aftermarket revenue for Husky GPGI CompoSecure Husky Guidance Realized Efficiency Gains Driving Adoption With Several Identified Growth Vectors +32.1% CAGR in All Service Contract Sales 1,4441 connected machines and 3,500+ connected molds 50% improvement in time to repair in first contract year 300-400 bps performance improvement in first contract year Connect remaining ~70% of eligible Husky PET machines (~1,441 of the 4,700 currently connected1 ) Expand Advantage+Enterprise offering Convert performance benefits to new machine orders Accelerate replacement parts wallet share capture over duration of contract Increase orders of auxiliary components and equipment 19% overall equipment effectiveness improvement in 2 years Note: Dollars in millions. 1. As of December 31, 2025.

$784 $779 $816 $876 $907 $949 $989 2019A 2020A 2021A 2022A 2023A 2024A 2025A Organic Growth – Recurring Revenue Underpins Growth 31 Installed Base and Content Per System Drive High Margin, Recurring Aftermarket Revenue Note: Dollars in millions. 1. Includes upfront tooling sold along with the system. GPGI CompoSecure Husky Guidance Increasing Aftermarket Revenue Significantly Enhances Resiliency Through Cycles ~65% Recurring Revenue Systems1 , 35% Aftermarket Parts, Tooling, & Services, 65% ~2-3x Lifetime aftermarket revenue Service Contracts Aftermarket Tooling Replacement Parts Upgrades & Modernization Installed Base Consumables & Services ~6,400+ Active PET systems ~13,500 Total active systems 50% Installed base > 15 years old Y/Y Growth (1%) 5% 7% 4% 5% +4.0% Revenue CAGR Resilience through pandemic Aftermarket Revenues 4%

GPGI | CompoSecure | Husky | Guidance

GPGI

Organic Growth – Identified Levers for Future Growth

Significant Whitespace for Growth in New Markets and Within Existing Installed Base

PET Market Growth & Share Gain

- Market growth driven by strong secular trends and increasing conversion to rPET
- Further penetration of high growth emerging markets through improved sales execution, continued technology differentiation, and shorter lead times

Grow Installed Base

- Focus on penetrating mid / low-volume PET market through new system launches
- Expand systems installed base for beverage closure, multi-layer, and medical markets
- Renew focus on packaging systems to recapture share through new product introductions and enhanced go-to-market execution

Increase Aftermarket Penetration

- Increase aftermarket tooling share within both existing Husky and non-Husky installed base
- Grow hot runners in key end markets and premium applications
- Grow replacement spare parts share of wallet

Expand Digital Services

- Expand remote monitoring services to remaining Husky installed base
- Broaden capabilities to monitor and service upstream / downstream equipment as well as competitor-installed systems

Resolute Operating System catalyzing new sales growth



32

GPGI | CompoSecure | Husky | Guidance

GPGI

Financial Highlights – 4Q25 and FY25

Reaccelerating Sales Growth Offset by Necessary Investments to Improve Future Profitability

Net Sales ($mn) | **PF Adjusted EBITDA ($mn)[1]** | **PF Adjusted EBITDA Margin[1]** | **Select Commentary**

4Q 2025


▲ 6.1%
$490.8
$520.8
4Q24
4Q25


▼ (5.4%)
$143.8
$136.1
4Q24
4Q25


▼ 318bps
29.3%
26.1%
4Q24
4Q25

- Sales growth primarily driven by volume +5% and FX +2%, partially offset by mix
- New system sales as a % of total sales increased by ~200bps
- Adj. EBITDA improvements from volume growth and FX offset by transient product mix, growth investments in sales force, service team, and prototyping projects, and variable cost inefficiencies in labor and overhead

FY 2025


▲ 5.0%
$1,494.5
$1,568.7
FY24
FY25


▼ (3.0%)
$384.8
$373.4
FY24
FY25


▼ 194bps
25.7%
23.8%
FY24
FY25

- Sales growth primarily driven by volume +4% and FX +1%
- New system sales as a % of total sales increased by ~200bps
- Adj. EBITDA improvements from volume growth and FX offset by timing of tariff pass through, growth investments in sales and service and R&D, and one-time items in 4Q25 (discussed above)

Focused on necessary "seed planting" investments to support growth and margin expansion

Note: For a reconciliation of Non-GAAP measures to the most directly comparable measures prepared in accordance with GAAP, please reference the Appendix.

1. *Pro Forma Adjusted EBITDA includes the Management Fee that would have been paid had the Husky Management Agreement been in effect from January 1, 2024.*

33

GPGI Pro Forma Guidance

GPGI | CompoSecure | Husky | **Guidance**

GPGI
GREAT POSITIONS | GOOD INDUSTRIES

FY26 Guidance Reflects Strong Fundamentals

Implementing ROS to Catalyze Growth and Improve Profitability


PF Adj. Net Sales[1] ($mn)
(Deltas to midpoints of guidance ranges)
▲ ~9%
$2,031
~$2,206[3]
$2,183 - $2,228
FY25A
FY26E
PF Adj. EBITDA[1,2,3] ($mn)
▲ ~17%
$544
~$635
$620 - $650
FY25A
FY26E
PF Adj. EBITDA Margin[1,2,3]
▲ ~200bps
26.8%
~28.8%
28.4% - 29.2%
FY25A
FY26E
PF Adj. FCF[1] ($mn)
▲ ~204%
$115[4]
~$350[5]
$325 - $375[5]
FY25A
FY26E

Select Commentary

- **CompoSecure**
  - **HSD – LDD** organic revenue growth driven by continued penetration of large, untapped addressable market
  - Ongoing margin expansion from ROS
- **Husky**
  - **MSD+** organic revenue growth driven by strength in international markets and packaging, offset by sluggishness in North American market
  - ROS driving improved cost efficiency, offset by higher strategic investments to increase manufacturing capacity
- **GPGI**
  - **HSD** organic revenue growth
  - Margin expansion in second half of the year from organic sales growth, continued cost savings, and fixed cost leverage from ROS implementation
  - Healthy free cash flow with higher growth capital expenditures
  - Effectively mitigating tariff impacts through pricing and sourcing initiatives

Continued commercial and operational momentum with foundational investments to support long-term growth

Note: For a reconciliation of Non-GAAP measures to the most directly comparable measures prepared in accordance with GAAP, please reference the Appendix.

1. *Includes the period in January prior to the closing of the Husky transaction on January 12, 2026.*
2. *Pro Forma Adjusted EBITDA includes the Management Fee that would have been paid had each of the Management Agreements been in effect from January 1, 2024.*
3. *Pre-Husky transaction closing, which includes GPGI, Inc. corporate parent overhead that will be broken out separately in FY26 (reference page 43 for additional detail).*
4. *FY25A Free Cash Flow represents reported free cash flow (e.g., cash flow from operations less capital expenditures for both CompoSecure and Husky).*
5. *FY26E Pro Forma Adjusted Free Cash Flow includes ~$45mn in one-time, growth capital expenditures across both CompoSecure and Husky and excludes one-time Husky transaction and debt refinancing costs.*

35

GPGI | CompoSecure | Husky | **Guidance**

GPGI

Pro Forma GPGI Financial Summary

Foundational Year of Seed Planting for Future Growth

	Pro Forma 2025A		2026E[1]
PF Adj. Net Sales[2]	$2,031mn	▶	~$2,206mn
Organic Growth Rates	6.1%	▶	~8.8%
PF Adj. EBITDA[3,4]	$544mn	▶	~$635mn
PF Adj. EBITDA Margin[3,4]	26.8%	▶	~28.8%
Net LTM Leverage	~3.8x	▶	< 3.0x
PF Adj. Free Cash Flow[4,5,6]	$115mn	▶	~$350mn

Illustrative FCF Bridge

	$mn
Pro Forma Adj. EBITDA	$620 - $650
Cash Interest	~ (90 - 95)
Cash Taxes	~ (75 - 85)
Capital Expenditures[6]	~ (105 - 115)
Working Capital / Other	~ (0 - 15)
Pro Forma Adjusted Free Cash Flow[6]	**$325 - $375**

Execution of proven operating capabilities support strong and improving financial profile

Note: For a reconciliation of Non-GAAP measures to the most directly comparable measures prepared in accordance with GAAP, please reference the Appendix. Pro forma adjustments for transaction closing and debt refinancing in January 2026.

1. *2026E metrics reflect midpoint of guidance ranges.*
2. *2026E Pro Forma Adjusted Net Sales include the period in January prior to the closing of the Husky transaction on January 12, 2026.*
3. *2025A Pro Forma Adjusted EBITDA includes the Management Fee that would have been paid had each of the Management Agreements been in effect from January 1, 2024.*
4. *Pre-Husky transaction closing, which includes GPGI, Inc. corporate parent overhead that will be broken out separately in FY26 (reference page 43 for additional detail).*
5. *2025A Free Cash Flow represents reported free cash flow (e.g., cash flow from operations less capital expenditures for both CompoSecure and Husky).*
6. *FY26E Pro Forma Adjusted Free Cash Flow includes ~$45mn in one-time, growth capital expenditures across both CompoSecure and Husky and excludes one-time Husky transaction and debt refinancing costs.*

36

Appendix – Financial Supplement

GPGI | CompoSecure | Husky | Guidance

GPGI

Statement of Operations – 4Q25

Unaudited GAAP to Non-GAAP Operating Results

($ in thousands)

	Three Months Ended December 31, 2025				Three Months Ended December 31, 2024
	GAAP	Equity Method Adjustments		Non-GAAP	Non- GAAP
	A	B	C	D	
	As Reported	Elimination of Equity Method Investment	Addition of Holdings	As Adjusted	As Reported
Net sales	-	-	$117,709	$117,709	$100,859
Cost of sales	2	-	52,171	52,173	48,325
Gross profit	(2)	-	65,538	65,536	52,534
Operating expenses:					
Selling, general and administrative expenses	7,178	-	28,143	35,321	36,932
Income from operations	(7,180)	-	37,395	30,215	15,602
Other (expense) income:					
Revaluation of warrant liability	1,824	-	-	1,824	(19,726)
Revaluation of earnout consideration liability	-	-	-	-	(42,245)
Loss on remeasurement of TRA liability	(3,465)			(3,465)	-
Interest expense	-	-	(2,284)	(2,284)	(902)
Interest income	710	-	470	1,180	1,245
Amortization of deferred financing costs	-	-	(166)	(166)	(196)
Total other income (expense), net	(931)	-	(1,980)	(2,911)	(61,824)
Income before income taxes	(8,111)	-	35,415	27,304	(46,222)
Income tax expense	16,020	-	-	16,020	(2,136)
Earnings in GPGI Holdings L.L.C equity method investment	35,415	(35,415)	-	-	-
Net (loss) income	$43,324	($35,415)	$35,415	$43,324	($48,358)
Add:					
Depreciation and amortization				2,475	2,242
Income tax expense (benefit)				(16,020)	2,136
Interest expense, net (1)				1,270	(147)
EBITDA				31,049	(44,127)
All other changes					
Stock-based compensation				5,989	5,966
Mark to market adjustments (2)				(1,824)	61,971
Add back incurred Management Fees				4,032	-
Additional earnout cost				-	3,680
Husky transaction cost				4,271	
Loss on remeasurement of TRA liability				3,465	-
Resolute spin off costs				-	6,119
All other changes				15,933	77,736
Adjusted EBITDA				46,982	33,609
E Add back expenses incurred on behalf of Resolute Holdings prior to Spin-Off				-	
Pro Forma full quarter Management Fee				(4,032)	(3,253)
Pro Forma Adjusted EBITDA				**$42,950**	**$30,356**

Column D shows GPGI's results consolidated with GPGI Holdings ("Holdings"), consistent with historical consolidated presentation.

A — GAAP results reflect Holdings under the equity method of accounting for 4Q25.

B — Elimination of equity method investment represents the removal of the net income that we recorded from the equity method investment in Holdings.

C — Addition of Holdings' results as they would have been presented historically.

D — Adjusted December 31, 2025 reflects the addition of the statement of operations of Holdings.

E — Pro forma adjustments to show GPGI results on a go-forward basis assuming full management fees in both periods.

Note: The Non-GAAP columns represent a consolidation of the Company's results with those of GPGI Holdings, for consistency with prior consolidated presentation.

Note: All instruments have been redeemed / exercised and no mark to market adjustments are expected going forward.

1. *Includes amortization of deferred financing costs for the three months ended December 31, 2025 and 2024, respectively.*
2. *Includes changes in fair value of warrant liability, derivative liabilities and earnout consideration liability for the three months ended December 31, 2025 and 2024, respectively.*

38

GPGI | CompoSecure | Husky | Guidance

GPGI

Statement of Operations – FY25

Unaudited GAAP to Non-GAAP Operating Results

($ in thousands)

	Year Ended December 31, 2025				Year Ended December 31, 2024
	GAAP	Equity Method Adjustments		Non-GAAP	Non- GAAP
	A	B	C	D	
	As Reported	Elimination of Equity Method Investment	Addition of Holdings	As Adjusted	As Reported
Net sales	$59,824	-	$402,231	$462,055	$420,571
Cost of sales	31,077	-	170,767	201,844	201,344
Gross profit	28,747	-	231,464	260,211	219,227
Operating expenses					
Selling, General and administrative	42,478	-	95,612	138,090	111,605
Income from operations	(13,731)	-	135,852	122,121	107,622
Other (expense) income:					
Revaluation of warrant liability	(150,958)	-	-	(150,958)	(95,937)
Revaluation of earnout consideration liability	(57,101)	-	-	(57,101)	(76,305)
Change in fair value of derivative liability	-	-	-	-	425
Loss on remeasurement of TRA liability	(3,465)			(3,465)	-
Interest expense	(1,688)		(10,722)	(12,410)	(20,176)
Interest income	1,233	-	4,231	5,464	4,648
Loss on extinguishment of debt		-	-		(148)
Amortization of deferred financing costs	(74)	-	(556)	(630)	(1,104)
Total other expenses, net	(212,053)	-	(7,047)	(219,100)	(188,597)
(Loss) Income before income taxes	(225,784)	-	128,805	(96,979)	(80,975)
Income tax (expense) benefit	(39,026)	-	-	(39,026)	(2,187)
Earnings in GPGI Holdings L.L.C equity method investment	128,805	(128,805)		-	-
Net (loss) income	($136,005)	($128,805)	$128,805	($136,005)	($83,162)
Add:					
Depreciation and amortization				9,377	9,174
Income tax expense (benefit)				39,026	2,187
Interest expense, net (1)				7,576	16,780
EBITDA				(80,026)	(55,021)
All other changes					
Stock-based compensation				22,777	21,235
Mark to market adjustments (2)				208,059	171,817
Add back incurred Management Fees				12,278	-
Secondary offering transaction costs				-	586
Additional earnout cost				4,967	3,680
Tungsten Transaction cost					2,726
Husky transaction cost				7,077	-
Debt refinance costs					225
Loss on remeasurement of TRA liability				3,465	-
Resolute spin off costs				5,452	6,119
All other changes				264,075	206,388
Adjusted EBITDA				184,049	151,367
(E) Add back expenses incurred on behalf of Resolute Holdings prior to Spin-Off				979	-
Pro Forma full year Management Fee				(14,323)	(13,159)
Pro Forma Adjusted EBITDA				**$170,705**	**$138,208**

Column D shows GPGI's results consolidated with GPGI Holdings ("Holdings"), consistent with historical consolidated presentation.

- **A** GAAP results reflect Holdings under the equity method of accounting for FY25.
- **B** Elimination of equity method investment represents the removal of the net income that we recorded from the equity method investment in Holdings.
- **C** Addition of Holdings' results as they would have been presented historically.
- **D** Adjusted December 31, 2025 reflects the addition of the statement of operations of Holdings.
- **E** Pro forma adjustments to show GPGI results on a go-forward basis assuming full management fees in both periods.

Note: The Non-GAAP columns represent a consolidation of the Company's results with those of GPGI Holdings, for consistency with prior period presentation.
Note: All instruments have been redeemed / exercised and no mark to market adjustments are expected going forward.
1. *Includes amortization of deferred financing costs for twelve months ended December 31, 2025 and 2024, respectively.*
2. *Includes changes in fair value of warrant liability, derivative liabilities and earnout consideration liability for twelve months ended December 31, 2025 and 2024, respectively.*

39

GPGI | CompoSecure | Husky | Guidance

GPGI

Statement of Cash Flows – FY25

Unaudited (GAAP and Non-GAAP)

($ in thousands)

	Twelve Months Ended December 31,		
	2025 GAAP	2025 Non-GAAP	2024 GAAP
CASH FLOWS FROM OPERATING ACTIVITIES:			
Net loss	($136,005)	($136,005)	($83,162)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities			
Depreciation and amortization	1,623	9,377	9,174
Stock-based compensation expense	4,468	22,777	21,235
Earnings in equity method investment	(128,805)	-	-
Cash receipts from Holdings	21,659	-	-
Loss on remeasurement of TRA Liability	3,465	3,465	-
Loss on extinguishment of debt	-	-	148
Non-cash interest	-	(1,076)	-
Amortization of deferred finance costs	74	632	1,155
Revaluation of earnout consideration liability	57,101	57,101	76,305
Revaluation of warrant liability	150,958	150,958	95,937
Change in fair value of derivative liability	-	-	(425)
Deferred tax expense (benefit)	14,743	14,743	(2,469)
Changes in assets and liabilities	(12,163)	23,665	11,655
Net cash (used in) provided by operating activities	**($22,882)**	**$145,637**	**$129,553**
CASH FLOWS FROM INVESTING ACTIVITIES:			
Purchase of property and equipment	-	(6,857)	(7,410)
Purchase of treasury bills	-	(40,000)	-
Holdings cash deconsolidated as a result of the Management Agreement	(50,303)	-	-
Resolute Holdings cash deconsolidated as a result of the Spin-Off	(10,000)	-	-
Investment in SAFE	-	-	(1,500)
Capitalized software expenditures	(387)	(1,507)	(1,035)
Net cash used in investing activities	**($60,690)**	**($48,364)**	**($9,945)**
CASH FLOWS FROM FINANCING ACTIVITIES:			
Proceeds from employee stock purchase plan and exercise of options	121	871	4,998
Payments for taxes related to net share settlement of equity awards	(18,011)	(21,389)	(12,783)
Payment of term loan	-	(11,250)	(12,813)
Payment of tax receivable agreement liability	(5,305)	(5,305)	(1,303)
Purchase of treasury shares	(12,247)	(12,247)	-
Deferred finance costs related to debt modification	-	-	(2,104)
Contribution to Resolute Holdings	-	(10,008)	-
Distributions to non-controlling interest	-	-	(34,863)
Special distribution to non-controlling interest	-	-	(15,573)
Dividend to Class A shareholders	-	-	(8,922)
Proceeds from the exercise of warrants	156,195	156,195	-
Net cash used in financing activities	**$120,753**	**$96,867**	**($83,363)**
Net increase (decrease) in cash and cash equivalents	37,181	194,140	36,245
Cash and cash equivalents, beginning of period	77,461	77,461	41,216
Cash and cash equivalents, end of period	**$114,642**	**$271,601**	**$77,461**

Note: The Non-GAAP columns represent a consolidation of the Company's results with those of GPGI Holdings, for consistency with prior consolidated presentation.
Note: All instruments have been redeemed / exercised and no mark to market adjustments are expected going forward.

40

GPGI | CompoSecure | Husky | Guidance

GPGI

Balance Sheet

Unaudited (GAAP and Non-GAAP)

($ in thousands)

	GAAP	Non-GAAP	GAAP
	December 31, 2025	December 31, 2025	December 31, 2024
ASSETS			
CURRENT ASSETS			
Cash and cash equivalents	$114,642	$271,601	$77,461
Short-term investments	-	41,076	-
Accounts receivable	-	44,220	47,449
Inventories, net	-	44,214	44,833
Prepaid expenses and other current assets	5,446	8,571	4,159
Total Current Assets	**$120,088**	**$409,682**	**$173,902**
Property and equipment, net and right of use asset	-	30,701	28,852
Deferred tax asset	271,724	271,724	264,815
Other assets	-	4,004	6,349
Equity method investment	125,455	-	-
Total Assets	**$517,267**	**$716,111**	**$473,918**

	GAAP	Non-GAAP	GAAP
	December 31, 2025	December 31, 2025	December 31, 2024
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)			
CURRENT LIABILITIES			
Accounts payable	$922	$12,736	$11,544
Accrued expenses	1,851	48,724	25,711
Deferred issuance costs	-	-	-
Current portion of long-term debt	-	15,000	11,250
Other current liabilities	16,193	22,092	27,817
Total Current Liabilities	**$18,966**	**$98,552**	**$76,322**
Long-term debt, net of deferred finance costs	-	169,791	184,389
Warrant liability	-	-	104,231
Lease liabilities - operating leases	-	7,352	3,888
Tax receivable agreement liability	255,160	255,160	248,534
Total Liabilities	**$274,126**	**$530,855**	**$617,364**
Stockholder's equity / (deficit)	243,141	185,256	(143,446)
Total Liabilities and Stockholder's Equity / (Deficit)	**$517,267**	**$716,111**	**$473,918**

Finished 4Q25 with over $126 million in net cash[1]

Note: The Non-GAAP columns represent a consolidation of the Company's results with those of GPGI Holdings, for consistency with prior consolidated presentation.

1. Net cash defined as cash and cash equivalents plus short-term investments, less current portion of long-term debt and long-term debt.

41

GPGI | CompoSecure | Husky | Guidance

GPGI

4Q25 Earnings Per Share

Non-GAAP Reconciliation

($ in thousands, except per share amounts)

Basic Earnings Per Share

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2025	2024	2025	2024
Net income (loss)	$43,324	($48,358)	($136,005)	($83,162)
Add (less): Provision (benefit) for income taxes	(16,020)	2,136	39,026	2,187
Add (less): Mark-to-market adjustments (1)	(1,824)	61,971	208,059	171,817
Add: Stock-based compensation	5,989	5,966	22,777	21,235
Less: Proforma Management Fees	-	(3,253)	(2,045)	(13,159)
Add: Additional earnout cost	-	3,680	4,967	3,680
Add: Husky transaction costs	4,271	-	7,077	-
Add: Loss on remeasurement of TRA Liability	3,465	-	3,465	-
Add: Secondary offering transaction costs	-	-	-	586
Add: Debt refinance costs	-	-	-	225
Add: Resolute transactions costs	-	-	-	2,726
Add: Spin-Off costs	-	6,119	5,452	6,119
Adjusted net income before tax	$39,205	$28,261	$152,773	$112,254
Income tax expense (2)	8,617	6,138	33,580	24,382
Adjusted net income	$30,588	$22,123	$119,193	$87,872
Common shares outstanding used in computing net income per share, basic:				
Class A common shares	126,057	91,371	110,517	83,834
Adjusted net income per share - basic	**$0.24**	**$0.24**	**$1.08**	**$1.05**

Diluted Earnings Per Share

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2025	2024	2025	2024
Adjusted net income	$30,588	$22,123	$119,193	$87,872
Add: Interest on Exchangeable Notes net of tax (4)	-	(2,110)	-	3,238
Adjusted net income used in computing net income per share, diluted	$30,588	$20,013	$119,193	$91,110
Common shares outstanding used in computing earnings per share, diluted:	126,057	91,371	110,517	83,834
Warrants (3)	1,355	8,094	5,715	8,094
Exchangeable notes (4)	-	5,795	-	11,629
Equity awards	6,568	4,901	4,728	3,411
Total shares outstanding used in computing adjusted earnings per share - diluted	133,980	110,161	120,960	106,968
Adjusted net income per share - diluted	**$0.23**	**$0.18**	**$0.99**	**$0.85**

1. *Includes the changes in fair value of warrant liability, make-whole provision of the previously outstanding exchangeable notes of GPGI Holdings, L.L.C. (f/k/a CompoSecure Holdings, L.L.C.) (the "Exchangeable Notes") and earnout consideration liability.*
2. *Reflects current and deferred income tax expenses. For the three and twelve months ended December 31, 2025, it was calculated by applying the Company's assumed effective tax rate.*
3. *Applies treasury stock method with assumed exercise at average market price. No warrants were outstanding as of the three and twelve months ended December 31, 2025.*
4. *The Exchangeable Notes were included through the application of the "if-converted" method. Interest related to the Exchangeable Notes, net of tax was excluded from net income. No Exchangeable Notes were outstanding during the three and twelve months ended December 31, 2025.*

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Historical Pro Forma Non-GAAP Results 43 GPGI CompoSecure Husky Guidance 1. Reflects historical Non-GAAP results of GPGI, excluding corporate overhead at GPGI, Inc. which will be broken out separately in 2026 in Corporate. 2. Reflects pro forma management fees as if the management agreements with Resolute Holdings were in effect for the entire period. 3. “Parent Allocated Expense” per the management agreements with Resolute Holdings. 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 CompoSecure1,2 Non-GAAP Net Sales $104.0 $108.6 $107.1 $100.9 $103.9 $119.6 $120.9 $117.7 Pro Forma Adjusted EBITDA $35.6 $37.7 $38.1 $32.6 $34.8 $48.6 $49.8 $45.6 Margin 34.2% 34.7% 35.6% 32.3% 33.5% 40.6% 41.2% 38.8% Husky Non-GAAP Net Sales $314.7 $345.9 $343.1 $490.8 $306.8 $374.1 $367.0 $520.8 Pro Forma Adjusted EBITDA $69.7 $86.4 $85.1 $143.8 $63.9 $83.9 $89.6 $136.1 Margin 22.1% 25.0% 24.8% 29.3% 20.8% 22.4% 24.4% 26.1% Corporate1,3 Pro Forma Adjusted EBITDA ($1.1) ($1.0) ($1.5) ($2.2) ($1.1) ($2.3) ($2.1) ($2.7) GPGI, Inc Non-GAAP Net Sales $418.7 $454.5 $450.2 $591.7 $410.7 $493.7 $487.9 $638.5 Pro Forma Adjusted EBITDA $104.2 $123.1 $121.7 $174.2 $97.7 $130.2 $137.3 $179.0 Margin 24.9% 27.1% 27.0% 29.4% 23.8% 26.4% 28.1% 28.0%

GPGI | CompoSecure | Husky | Guidance

GPGI

Historical Pro Forma Non-GAAP Reconciliations

CompoSecure, Husky, and Corporate

Non-GAAP Reconciliation for CompoSecure	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25
Net Income	$26.4	$27.9	$27.8	$28.1	$24.2	$38.9	$39.6	$35.4
Depreciation and amortization	2.2	2.4	2.3	2.2	2.4	2.5	2.5	2.6
Net interest expense (income)	5.8	5.7	5.6	(0.1)	2.3	1.9	1.9	1.8
Income tax expense (benefit)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Stock based compensation	4.2	5.0	5.4	5.3	5.6	5.0	5.6	5.7
Mark-to-market adjustments	0.3	(0.2)	(0.5)	0.0	0.0	0.0	0.0	0.0
Transaction and refinance costs	0.0	0.2	0.9	0.3	1.4	0.2	0.2	0.0
Incremental pro-forma management fee	(3.2)	(3.3)	(3.4)	(3.3)	(2.0)	(0.0)	(0.0)	0.0
Expenses incurred on behalf of Resolute Holdings prior to spin-off	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0
CompoSecure Pro Forma Adjusted EBITDA	**$35.6**	**$37.7**	**$38.1**	**$32.6**	**$34.8**	**$48.6**	**$49.8**	**$45.6**

Non-GAAP Reconciliation for Husky	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25
Net Income	($32.5)	($65.2)	($21.2)	$46.7	$27.9	$3.4	($111.9)	($32.6)
Depreciation and amortization	38.6	38.1	36.9	37.3	36.8	37.5	38.0	38.4
Net interest expense (income)	85.4	82.1	72.3	70.5	64.1	64.7	64.6	62.7
Income tax expense (benefit)	(10.7)	17.4	0.2	0.1	(63.9)	(38.4)	92.2	4.9
Stock based compensation	0.3	0.2	0.4	0.4	0.3	0.4	0.4	0.2
Mark-to-market adjustments	0.0	0.0	(8.0)	8.0	(5.0)	0.0	5.0	35.5
Transaction costs	0.0	0.0	0.0	0.0	0.0	0.0	0.0	20.9
Impairment	0.0	1.8	0.0	0.9	0.0	0.0	0.0	0.0
Loss on debt extinguishment	0.0	21.7	0.0	0.0	0.0	0.0	0.0	0.0
Business transformation and other	(3.0)	(1.3)	13.0	(11.1)	12.7	25.4	10.5	15.0
Platinum management fee	1.5	1.3	1.3	1.6	1.5	1.3	1.3	1.4
Incremental pro-forma management fee	(9.9)	(9.7)	(9.8)	(10.6)	(10.5)	(10.4)	(10.5)	(10.3)
Husky Pro Forma Adjusted EBITDA	**$69.7**	**$86.4**	**$85.1**	**$143.8**	**$63.9**	**$83.9**	**$89.6**	**$136.1**

Non-GAAP Reconciliation for Corporate	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25
Net Income	($9.3)	$5.7	($113.3)	($76.5)	($2.7)	($65.0)	($214.3)	$7.9
Net interest expense (income)	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	(0.3)	(0.7)
Income tax expense (benefit)	(0.8)	0.3	0.6	2.1	27.0	(1.8)	29.8	(16.0)
Stock based compensation	0.2	0.2	0.2	0.7	0.1	0.1	0.2	0.2
Mark-to-market adjustments	8.9	(7.5)	108.9	62.0	(29.2)	64.2	179.8	(1.8)
Loss on measurement of TRA liability	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.5
Transaction and refinance costs	0.0	0.4	2.0	5.8	3.6	0.2	2.6	4.3
Additional earnout costs	0.0	0.0	0.0	3.7	0.0	0.0	0.0	0.0
Corporate Pro-Forma Adjusted EBITDA	**($1.1)**	**($1.0)**	**($1.5)**	**($2.2)**	**($1.1)**	**($2.3)**	**($2.1)**	**($2.7)**

Note: Pro Forma Adjusted EBITDA includes the Management Fee that would have been paid had the CompoSecure Management Agreement been in effect from January 1, 2024.

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Investor Relations Contact Kurt Schoen ir@gpgi.com